                                                                    EXHIBIT 23.5

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use of this Registration Statement on Form S-4 of Alcan Aluminium Limited of our report dated September 22, 1999 relating to the consolidated financial statements of Alusuisse-Lonza America Inc. (not appearing separately therein). We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Florham Park, New Jersey
December 23, 1999